EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
                  (FEI Company 1995 Stock Incentive Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of FEI COMPANY, does hereby constitute and appoint LYNWOOD
W. SWANSON, WILLIAM G. LANGLEY and FREDERICK A. M. GORDON and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of FEI Company or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FEI Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of FEI Company issuable pursuant to the 1995 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FEI Company or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  July 17, 1996


LYNWOOD W. SWANSON                     LLOYD R. SWENSON
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Lynwood W. Swanson                     Lloyd R. Swenson


JOHN BECKMAN                           NOEL A. MARTIN
- ----------------------------------     ----------------------------------
John Beckman                           Noel A. Martin


WILLIAM G. LANGLEY                     EDWARD H. COOLEY
- ----------------------------------     ----------------------------------
William G. Langley                     Edward H. Cooley


CHARLES RIDDLE                         GREGORY J. HOUSER
- ----------------------------------     ----------------------------------
Charles Riddle                         Gregory J. Houser


FREDERICK A. M. GORDON                 DONALD R. VANLUVANEE
- ----------------------------------     ----------------------------------
Frederick A. M. Gordon                 Donald R. VanLuvanee